UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807

(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144
(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On November 12, 2024 (the “Settlement Date”), EchoStar Corporation (the “Company”) completed its previously announced (i) offers to exchange (the “Exchange Offers”) any and all of the 0% Convertible Notes due 2025 issued by DISH Network Corporation (“DISH” and such notes, the “DISH Network 2025 Notes”) and any and all of the 3.375% Convertible Notes due 2026 issued by DISH Network (the “DISH Network 2026 Notes,” and together with the DISH Network 2025 Notes, the “Existing Notes”) for the applicable principal amount of 6.75% Senior Spectrum Secured Exchange Notes due 2030 (the “EchoStar Exchange Notes”) and 3.875% Convertible Senior Secured Notes due 2030 (the “EchoStar Convertible Notes”) issued by the Company, and (ii) solicitations of consent from holders of Existing Notes to amend certain provisions of the applicable indenture governing the related series of Existing Notes (the “Consent Solicitations” and, together with the Exchange Offers, the “Offers”).

The Offers were made pursuant to the terms described in a final prospectus and consent solicitation statement, dated November 7, 2024 (the “Exchange Offer Prospectus”). Pursuant to the Offers, as of the expiration date, an aggregate principal amount of $4,682,384,000 of Existing Notes had been validly tendered (and not validly withdrawn), which represented participation from 92.93% of the holders of the DISH Network 2025 Notes and 98.45% of the holders of our DISH Network 2026 Notes. At the Settlement Date and pursuant to the Offers, the Company issued $2,287,738,216 in aggregate principal amount of EchoStar Exchange Notes and $1,876,229,456 in aggregate principal amount of EchoStar Convertible Notes. A total of $138,403,000 aggregate principal amount of DISH Network 2025 Notes and $45,209,000 aggregate principal amount of DISH Network 2026 Notes remain outstanding following the consummation of the Offers.

Following the receipt of the necessary consents to amend the applicable indenture governing the related series of Existing Notes, the Company, DISH Network and U.S. Bank Trust Company, National Association, as trustee of the Existing Notes, entered into (i) a supplemental indenture amending certain provisions of the indenture governing DISH Network 2025 Notes, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference (the “DISH Network 2025 Supplemental Indenture”) and (ii) a supplemental indenture amending certain provisions of the indenture governing DISH Network 2026 Notes, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference (the “DISH Network 2026 Supplemental Indenture”).

EchoStar Exchange Notes Indenture

The EchoStar Exchange Notes were issued pursuant to an indenture, dated as of November 12, 2024, by and among the Company, the equity pledge guarantors named therein (the “Equity Pledge Guarantors”), the spectrum assets guarantors named therein (the “Spectrum Assets Guarantors” and together with the Equity Pledge Guarantors, the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A. as trustee and the collateral agent party thereto (the “EchoStar Exchange Notes Indenture”).  The summary below of the Exchange Notes Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Exchange Notes Indenture, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Interest and Maturity

Pursuant to the EchoStar Exchange Notes Indenture, the EchoStar Exchange Notes will mature on November 30, 2030. Interest on the EchoStar Exchange Notes will be payable semi-annually in arrears on each May 30 and November 30, beginning on May 30, 2025.

The EchoStar Exchange Notes will accrue interest at a rate of 6.75%, paid through the first four coupon payments, at the Company’s option, in cash or in kind; provided that no payment in kind interest may be paid for any interest period if the payment of interest on the EchoStar Convertible Notes or certain other indebtedness during such period is made in cash, and paid in cash thereafter. Interest from and including the fifth interest payment period (which will be payable on May 30, 2027) and thereafter will be paid solely cash.

Guarantees and Security

The EchoStar Exchange Notes will be jointly and severally guaranteed on a senior secured basis by the Guarantors. The Company and its subsidiaries that are not Guarantors of the EchoStar Exchange Notes will not pledge any of its or their assets to secure the EchoStar Exchange Notes. The guarantees related thereto will be secured equally and ratably with the EchoStar New Notes (as defined below), the EchoStar Convertible Notes and certain other future secured indebtedness on a first-priority basis, subject to permitted liens, certain exceptions and the First Lien Intercreditor Agreement (as defined below), by: (i) a lien on all licenses, authorizations and permits issued from time to time by the Federal Communications Commission for use of the AWS-3 Spectrum (the “AWS-3 Licenses”) and for the use of the AWS-4 Spectrum (the “AWS-4 Licenses” and together with the AWS-3 Licenses, the “Spectrum Assets”) held by the Spectrum Assets Guarantors; (ii) the proceeds of any Spectrum Assets; (iii) any Replacement Collateral (as defined in each of the EchoStar Exchange Notes Indenture, the EchoStar Convertible Notes Indenture and the EchoStar New Notes Indenture (as defined below)); and (iv) a lien on the equity interests of the Spectrum Assets Guarantors held by the Equity Pledge Guarantors ((i), (ii),  (iii) and (iv), collectively, the “Collateral”).

In connection with the issuance of the EchoStar Exchange Notes, (i) the Spectrum Assets Guarantors and The Bank of New York Mellon Trust Company, N.A., as notes collateral agent, entered into a Security Agreement, dated as of November 12, 2024 (the “EchoStar Exchange Notes Security Agreement”), a copy of which is attached as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference, pursuant to which the Spectrum Assets Guarantors granted a lien over the Spectrum Assets and any proceeds thereof to The Bank of New York Mellon Trust Company, N.A., on behalf of the noteholders of the EchoStar Exchange Notes, and (ii) the Equity Pledge Guarantors and The Bank of New York Mellon Trust Company, N.A, as notes collateral agent, entered into a Pledge Agreement, dated as of November 12, 2024 (the “EchoStar Exchange Notes Pledge Agreement”), a copy of which is attached as Exhibit 4.5 to this Current Report on Form 8-K and incorporated herein by reference, pursuant to which the Equity Pledge Guarantors granted a lien over the equity interests of the Spectrum Assets Guarantors held by such Equity Pledge Guarantors to The Bank of New York Mellon Trust Company, N.A., on behalf of the noteholders of the EchoStar Exchange Notes.

Ranking

The EchoStar Exchange Notes will be:

•	general unsecured obligations of the Company;

•	pari passu in right of payment, without giving effect to collateral arrangements, with the Company’s other existing and future senior indebtedness, including the EchoStar New Notes and the EchoStar Convertible Notes;

•	effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the value of any collateral securing such indebtedness;

•	senior in right of payment to any of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the EchoStar Exchange Notes;

•	unconditionally guaranteed by each Guarantor; and

•	structurally subordinated to the indebtedness of the Company’s subsidiaries which are not Guarantors.

The guarantee of each Spectrum Assets Guarantor will be:

•	a general secured obligation of such Spectrum Assets Guarantor;

•	secured by the Collateral equally and ratably with the EchoStar New Notes and the EchoStar Convertible Notes on a first-priority basis pursuant to the First Lien Intercreditor Agreement, subject to permitted liens and certain other exceptions;

•	contractually senior in right of lien priority, to the extent of the value of any collateral owned by such Spectrum Assets Guarantor, to such Spectrum Assets Guarantor’s existing and future second lien indebtedness (subject to any Second Lien Intercreditor Agreement (as defined below)) and unsecured indebtedness;

•	pari passu in right of payment with such Spectrum Assets Guarantor’s other existing and future senior indebtedness, including their guarantees of the EchoStar New Notes and the EchoStar Convertible Notes; and

•	senior in right of payment to any of such Spectrum Assets Guarantor’s existing and future indebtedness that is expressly subordinated in right of payment to such Spectrum Assets Guarantor’s guarantee.

The guarantee of each Equity Pledge Guarantor will be:

•	a general secured obligation of such Equity Pledge Guarantor;

•	secured by the Collateral equally and ratably with the EchoStar New Notes and the EchoStar Convertible Notes on a first-priority basis pursuant to the First Lien Intercreditor Agreement, subject to permitted liens and certain other exceptions;

•	contractually senior in right of lien priority, to the extent of the value of any collateral owned by such Equity Pledge Guarantor, to such Equity Pledge Guarantor’s existing and future second lien indebtedness (subject to any Second Lien Intercreditor Agreement) and unsecured indebtedness;

•	pari passu in right of payment with such Equity Pledge Guarantor’s other existing and future senior indebtedness, including their guarantees of the EchoStar New Notes and the EchoStar Convertible Notes; and

•	senior in right of payment to any of such Equity Pledge Guarantor’s existing and future indebtedness that is expressly subordinated in right of payment to such Equity Pledge Guarantor’s Notes Guarantee.

Optional Redemption

The EchoStar Exchange Notes will be redeemable at the option of the Company, in whole or in part, at the redemption price and under the conditions set forth in the EchoStar Exchange Notes Indenture.

Upon the occurrence of a change of control (as defined in the EchoStar Exchange Notes Indenture), holders of the EchoStar Exchange Notes may require the Company to repurchase such holder’s EchoStar Exchange Notes, in whole or in part, at a purchase price equal to 101% of the aggregate principal amount of such EchoStar Exchange Notes plus accrued and unpaid interest to thereon to the date of repurchase.

Special Partial Mandatory Redemption

If a Special Partial Mandatory Redemption Event (as defined in the EchoStar Exchange Notes Indenture) occurs, the EchoStar Exchange Notes will be redeemed on a pro rata basis in an amount (taking into consideration equivalent provisions under the EchoStar Convertible Notes Indenture and the EchoStar New Notes Indenture) such that immediately after giving effect to such redemption, the LTV Ratio (as defined in the EchoStar Exchange Notes Indenture) shall not be greater than 0.375 to 1.00 at a price equal to 102% of the aggregate principal amount of the EchoStar Exchange Notes to be redeemed, plus accrued and unpaid (or not yet capitalized in the case of in kind interest) interest on the principal amount of the EchoStar Exchange Notes to be redeemed to, but not including, the Special Mandatory Redemption Date (as defined in the EchoStar Exchange Notes Indenture).

Certain Covenants

The EchoStar Exchange Notes Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the EchoStar Exchange Notes Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The EchoStar Exchange Notes Indenture also provides for customary events of default.

EchoStar Convertible Notes Indenture

The EchoStar Convertible Notes were issued pursuant to an indenture, dated as of November 12, 2024 (the “EchoStar Convertible Notes Indenture”), by and among EchoStar, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee and notes collateral agent. The following summary of the EchoStar Convertible Notes Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the EchoStar Convertible Notes Indenture, a copy of which is attached as Exhibit 4.6 to this Current Report on Form 8-K and incorporated herein by reference.

Interest and Maturity

Pursuant to the EchoStar Convertible Notes Indenture, the EchoStar Convertible Notes will mature on November 30, 2030. Interest on the EchoStar Convertible Notes will be payable semi-annually in arrears on each May 30 and November 30, beginning on May 30, 2025.

The EchoStar Convertible Notes will accrue interest at a rate of 3.875%, paid through the first four coupon payments, at the Company’s option, in cash or in kind; provided that no payment in kind interest may be paid for any interest period if the payment of interest on the EchoStar Exchange Notes or certain other indebtedness during such period is made in cash, and paid in cash thereafter. Interest from and including the fifth interest payment period (which will be payable on May 30, 2027) and thereafter will be paid solely cash.

Guarantees and Security

The EchoStar Convertible Notes will be jointly and severally guaranteed on a senior secured basis by the Guarantors. The Company and its subsidiaries that are not Guarantors of the EchoStar Convertible Notes will not pledge any of its or their assets to secure the EchoStar Convertible Notes. The guarantees related thereto will be secured equally and ratably with the EchoStar New Notes, the EchoStar Exchange Notes and certain other future secured indebtedness on a first-priority basis, subject to permitted liens, certain exceptions and the First Lien Intercreditor Agreement, by the Collateral.

In connection with the issuance of the EchoStar Convertible Notes, (i) the Spectrum Assets Guarantors and The Bank of New York Mellon Trust Company, N.A, as notes collateral agent, entered into a Security Agreement, dated as of November 12, 2024 (the “EchoStar Convertible Notes Security Agreement”) a copy of which is attached as Exhibit 4.7 to this Current Report on Form 8-K and incorporated herein by reference, pursuant to which the Spectrum Assets Guarantors granted a lien over the Spectrum Assets and any proceeds thereof to The Bank of New York Mellon Trust Company, N.A., on behalf of the noteholders of the EchoStar Convertible Notes, and (ii) the Equity Pledge Guarantors and The Bank of New York Mellon Trust Company, N.A, as notes collateral agent, entered into a Pledge Agreement, dated as of November 12, 2024 (the “EchoStar Convertible Notes Pledge Agreement”), a copy of which is attached as Exhibit 4.8 to this Current Report on Form 8-K and incorporated herein by reference pursuant to which the Equity Pledge Guarantors granted a lien over the equity interests of the Spectrum Assets Guarantors held by such Equity Pledge Guarantors to The Bank of New York Mellon Trust Company, N.A., on behalf of the noteholders of the EchoStar Convertible Notes.

Ranking

The EchoStar Convertible Notes will be:

•	general unsecured obligations of the Company;

•	pari passu in right of payment, without giving effect to collateral arrangements, with the Company’s other existing and future senior indebtedness, including the EchoStar New Notes and the EchoStar Exchange Notes;

•	effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the value of any collateral securing such indebtedness;

•	senior in right of payment to any of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the EchoStar Convertible Notes;

•	unconditionally guaranteed by each Guarantor; and

•	structurally subordinated to the indebtedness of the Company’s subsidiaries which are not Guarantors.

The guarantee of each Spectrum Assets Guarantor will be:

•	a general secured obligation of such Spectrum Assets Guarantor;

•	secured by the Collateral equally and ratably with the EchoStar New Notes and the EchoStar Exchange Notes on a first-priority basis pursuant to the First Lien Intercreditor Agreement, subject to permitted liens and certain other exceptions;

•	contractually senior in right of lien priority, to the extent of the value of any collateral owned by such Spectrum Assets Guarantor, to such Spectrum Assets Guarantor’s existing and future second lien indebtedness (subject to any Second Lien Intercreditor Agreement) and unsecured indebtedness;

•	pari passu in right of payment with such Spectrum Assets Guarantor’s other existing and future senior indebtedness, including their guarantees of the EchoStar New Notes and the EchoStar Exchange Notes; and

•	senior in right of payment to any of such Spectrum Assets Guarantor’s existing and future indebtedness that is expressly subordinated in right of payment to such Spectrum Assets Guarantor’s guarantee.

The guarantee of each Equity Pledge Guarantor will be:

•	a general secured obligation of such Equity Pledge Guarantor;

•	secured by the Collateral equally and ratably with the EchoStar New Notes and the EchoStar Exchange Notes on a first-priority basis pursuant to the First Lien Intercreditor Agreement, subject to permitted liens and certain other exceptions;

•	contractually senior in right of lien priority, to the extent of the value of any collateral owned by such Equity Pledge Guarantor, to such Equity Pledge Guarantor’s existing and future second lien indebtedness (subject to any Second Lien Intercreditor Agreement) and unsecured indebtedness;

•	pari passu in right of payment with such Equity Pledge Guarantor’s other existing and future senior indebtedness, including their guarantees of the EchoStar New Notes and the EchoStar Exchange Notes; and

•	senior in right of payment to any of such Equity Pledge Guarantor’s existing and future indebtedness that is expressly subordinated in right of payment to such Equity Pledge Guarantor’s Notes Guarantee.

Optional Redemption

The EchoStar Convertible Notes will be redeemable at the option of the Company, in whole or in part, at the redemption prices and subject to the conversion rights and other conditions set forth in the EchoStar Convertible Notes Indenture.

Fundamental Change

Subject to certain conditions, if the Company undergoes a “fundamental change” (as defined in the EchoStar Convertible Notes Indenture), noteholders will have the option to require the Company to repurchase all or any portion of the EchoStar Convertible Notes. The fundamental change repurchase price will be 100% of the principal amount of the EchoStar Convertible Notes to be repurchased plus any accrued and unpaid interest to, but not including the fundamental change repurchase date. The Company will pay cash for all EchoStar Convertible Notes so repurchased.

Conversion Rights

Holders may convert their EchoStar Convertible Notes prior to the close of business on the business day immediately preceding May 30, 2030, in multiples of $1,000 principal amount, at the option of the holder, under circumstances described in the EchoStar Convertible Notes Indenture. The initial conversion rate for the EchoStar Convertible Notes will be 29.73507 shares of Class A Common Stock, par value $0.001 per share, per $1,000 principal amount of EchoStar Convertible Notes (equivalent to approximately $33.63 per share of Class A Common Stock).

Certain Covenants

The EchoStar Convertible Notes Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the EchoStar Convertible Notes Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The EchoStar Convertible Notes Indenture also provides for customary events of default.

EchoStar New Notes and Additional EchoStar Convertible Notes

Concurrently with the issuance of the EchoStar Exchange Notes and the EchoStar Convertible Notes, the Company issued (i) $5,355,999,854 of 10.750% Senior Spectrum Secured Notes due 2029 (the “EchoStar New Notes” and together with the EchoStar Exchange Notes and the EchoStar Convertible Notes, the “EchoStar Notes”) to certain eligible and consenting holders of the DISH Network 2025 Notes and the DISH Network 2026 Notes and to certain other accredited investors and (ii) $29,999,993 of EchoStar Convertible Notes (the “Additional EchoStar Convertible Notes”) to certain eligible and consenting holders of the DISH Network 2025 Notes and the DISH Network 2026 Notes.

The EchoStar New Notes were sold pursuant to a certain note purchase agreement, dated as of November 8, 2024, among the Company, the Guarantors and the purchasers listed therein (the “New Notes Purchase Agreement”) and were issued pursuant to the EchoStar New Notes Indenture (as defined below). The foregoing description of the New Notes Purchase Agreement below is not complete and is qualified in its entirety by reference to the New Notes Purchase Agreement, which is filed as Exhibit 4.9 to this Current Report on Form 8-K and are incorporated herein by reference.  The Additional EchoStar Convertible Notes were sold pursuant to a certain note purchase agreement, dated as of November 8, 2024, among the Company, the Guarantors and the purchasers named therein (the “Convertible Notes Purchase Agreement”) and were issued pursuant to the Convertible Notes Indenture. The foregoing description of the Convertible Notes Purchase Agreement is not complete and is qualified in its entirety by reference to the Convertible Notes Purchase Agreement, which is filed as Exhibit 4.10 to this Current Report on Form 8-K and is incorporated herein by reference.

EchoStar New Notes Indenture

The EchoStar New Notes were issued pursuant to the indenture, dated as of November 12, 2024 (the “EchoStar New Notes Indenture” and together with the EchoStar Exchange Notes Indenture and the EchoStar Convertible Notes, the “EchoStar Indentures”), among the Company, the Guarantors, The Bank of New York Mellon Trust Company, N.A, as trustee and notes collateral agent. The following summary of the EchoStar New Notes Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the EchoStar New Notes Indenture, a copy of which is attached as Exhibit 4.11 to this Current Report on Form 8-K and incorporated herein by reference.

Interest and Maturity

Pursuant to the EchoStar New Notes Indenture, the EchoStar New Notes will mature on November 30, 2029. Interest on the EchoStar New Notes will be payable in cash at a rate of 10.750% per annum and will be payable semiannually in arrears on May 30 and November 30 of each year, beginning on May 30, 2025.

Guarantees and Security

The EchoStar New Notes will be jointly and severally guaranteed on a senior secured basis by the Guarantors. The Company and its subsidiaries that are not Guarantors of the EchoStar New Notes will not pledge any of its or their assets to secure the EchoStar Convertible Notes. The guarantees related thereto will be secured equally and ratably with the EchoStar Exchange Notes, the EchoStar New Notes and certain other future secured indebtedness on a first-priority basis, subject to permitted liens, certain exceptions and the First Lien Intercreditor Agreement, by the Collateral.

In connection with the issuance of the EchoStar New Notes, (i) the Spectrum Assets Guarantors and The Bank of New York Mellon Trust Company, N.A, as notes collateral agent, entered into a Security Agreement, dated as of November 12, 2024 (the “EchoStar New Notes Security Agreement” and together with the EchoStar Exchange Notes Security Agreement and the EchoStar Convertible Notes Security Agreement, the “Security Agreements”) a copy of which is attached as Exhibit 4.12 to this Current Report on Form 8-K and incorporated herein by reference, pursuant to which the Spectrum Assets Guarantors granted a lien over the Spectrum Assets and any proceeds thereof to The Bank of New York Mellon Trust Company, N.A., on behalf of the noteholders of the EchoStar New Notes, and (ii) the Equity Pledge Guarantors and The Bank of New York Mellon Trust Company, N.A, as notes collateral agent, entered into a Pledge Agreement, dated as of November 12, 2024 (the “EchoStar New Notes Pledge Agreement” and together with the EchoStar Exchange Notes Pledge Agreement and the EchoStar Convertible Notes Purchase Agreement, the “Pledge Agreements”), a copy of which is attached as Exhibit 4.13 to this Current Report on Form 8-K and incorporated herein by reference, pursuant to which the Equity Pledge Guarantors granted a lien over the equity interests of the Spectrum Assets Guarantors held by such Equity Pledge Guarantors to The Bank of New York Mellon Trust Company, N.A., on behalf of the noteholders of the EchoStar New Notes.

Ranking

The EchoStar New Notes will be:

•	general unsecured obligations of the Company;

•	pari passu in right of payment, without giving effect to collateral arrangements, with the Company’s other existing and future senior indebtedness, including the EchoStar Exchange Notes and the EchoStar Convertible Notes;

•	effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the value of any collateral securing such indebtedness;

•	senior in right of payment to any of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the EchoStar New Notes;

•	unconditionally guaranteed by each Guarantor; and

•	structurally subordinated to the indebtedness of the Company’s subsidiaries which are not Guarantors.

The guarantee of each Spectrum Assets Guarantor will be:

•	a general secured obligation of such Spectrum Assets Guarantor;

•	secured by the Collateral equally and ratably with the EchoStar Exchange Notes and the EchoStar Convertible Notes on a first-priority basis pursuant to the First Lien Intercreditor Agreement, subject to permitted liens and certain other exceptions;

•	contractually senior in right of lien priority, to the extent of the value of any collateral owned by such Spectrum Assets Guarantor, to such Spectrum Assets Guarantor’s existing and future second lien indebtedness (subject to any Second Lien Intercreditor Agreement) and unsecured indebtedness;

•	pari passu in right of payment with such Spectrum Assets Guarantor’s other existing and future senior indebtedness, including their guarantees of the EchoStar Exchange Notes and the EchoStar Convertible Notes; and

•	senior in right of payment to any of such Spectrum Assets Guarantor’s existing and future indebtedness that is expressly subordinated in right of payment to such Spectrum Assets Guarantor’s Notes Guarantee.

The guarantee of each Equity Pledge Guarantor will be:

•	a general secured obligation of such Equity Pledge Guarantor;

•	secured by the Collateral equally and ratably with the EchoStar Exchange Notes and the EchoStar Convertible Notes on a first-priority basis pursuant to the First Lien Intercreditor Agreement, subject to permitted liens and certain other exceptions;

•	contractually senior in right of lien priority, to the extent of the value of any collateral owned by such Equity Pledge Guarantor, to such Equity Pledge Guarantor’s existing and future second lien indebtedness (subject to any Second Lien Intercreditor Agreement) and unsecured indebtedness;

•	pari passu in right of payment with such Equity Pledge Guarantor’s other existing and future senior indebtedness, including their guarantees of the EchoStar Exchange Notes and the EchoStar Convertible Notes; and

•	senior in right of payment to any of such Equity Pledge Guarantor’s existing and future indebtedness that is expressly subordinated in right of payment to such Equity Pledge Guarantor’s Notes Guarantee.

Optional Redemption

The EchoStar New Notes will be redeemable at the option of the Company, in whole or in part, at the redemption prices and under the conditions set forth in the EchoStar New Notes Indenture.

Upon the occurrence of a change of control (as defined in the EchoStar New Notes Indenture), holders of the EchoStar New Notes may require the Company to repurchase such holder’s EchoStar New Notes, in whole or in part, at a purchase price equal to 101% of the aggregate principal amount of such EchoStar New Notes plus accrued and unpaid interest to thereon to the date of repurchase.

Special Partial Mandatory Redemption

If a Special Partial Mandatory Redemption Event (as defined in the EchoStar New Notes Indenture) occurs, the EchoStar New Notes will be redeemed on a pro rata basis in an amount (taking into consideration equivalent provisions under the EchoStar Exchange Notes Indenture and the EchoStar Convertible Notes Indenture) such that immediately after giving effect to such redemption, the LTV Ratio (as defined in the EchoStar New Notes Indenture) shall not be greater than 0.375 to 1.00 at a price equal to 102% of the aggregate principal amount of the EchoStar New Notes to be redeemed, plus accrued and unpaid (or not yet capitalized in the case of in kind interest) interest on the principal amount of the EchoStar New Notes to be redeemed to, but not including, the Special Mandatory Redemption Date (as defined in the EchoStar New Notes Indenture).

Certain Covenants

The EchoStar New Notes Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the EchoStar New Notes Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The EchoStar New Notes Indenture also provides for customary events of default.

Intercreditor Agreements

In connection with the issuance of the EchoStar Notes, the Guarantors and The Bank of New York Mellon Trust Company, N.A, as trustee and notes collateral agent for each of the EchoStar Notes entered into a First Lien Intercreditor Agreement dated as of November 12, 2024 (the “First Lien Intercreditor Agreement”), a copy of which is attached as Exhibit 4.14 to this Current Report on Form 8-K and incorporated herein by reference. To the extent that the Guarantors issue or incur any future indebtedness (including any guarantees of any future indebtedness of the Company) that is to be secured by a lien on the Collateral on a junior basis to the liens on the Collateral securing the obligations under any of the EchoStar Indentures, The Bank of New York Mellon Trust Company, N.A., as representative for the holders of the EchoStar Notes, will enter into a junior lien intercreditor agreement with the grantors named therein and the representative for the holders of such junior indebtedness to govern the relative lien priorities of such holders, in a form substantially similar attached as Exhibit 4.15 to this Current Report on Form 8-K and incorporated herein by reference (the “Second Lien Intercreditor Agreement”).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On November 12, 2024, the Company consummated its previously disclosed private placement with certain accredited investors (the “PIPE Investors”), pursuant to which it issued an aggregate of 14,265,334 shares of its Class A common stock, par value $0.001 per share (the “PIPE Shares”) to the PIPE Investors at $28.04 per share. The Company received an aggregate of approximately $400 million.

The PIPE Shares were issued to the PIPE Investors pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(a)(2) promulgated under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Second Supplemental Indenture relating to DISH Network Corporation’s 0% Convertible Notes due 2025, dated as of November 12, 2024, by and among EchoStar Corporation, DISH Network Corporation and U.S. Bank Trust Company, National Association
4.2	Second Supplemental Indenture relating to DISH Network Corporation’s 3.375% Convertible Notes due 2026, dated as of November 12, 2024, by and among EchoStar Corporation, DISH Network Corporation and U.S. Bank Trust Company, National Association
4.3	Indenture relating to EchoStar Corporation’s 6.75% Senior Spectrum Secured Exchange Notes due 2030, dated as of November 12, 2024, by and among EchoStar Corporation, the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee and notes collateral agent
4.4	Security Agreement relating to EchoStar Corporation’s 6.75% Senior Spectrum Secured Exchange Notes due 2030, dated as of November 12, 2024, by and among the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as notes collateral agent
4.5	Pledge Agreement relating to EchoStar Corporation’s 6.75% Senior Spectrum Secured Exchange Notes due 2030, dated as of November 12, 2024, by and among the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as notes collateral agent
4.6	Indenture relating to EchoStar Corporation’s 3.875% Convertible Senior Secured Notes due 2030, dated as of November 12, 2024, by and among EchoStar Corporation, the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee and notes collateral agent
4.7	Security Agreement relating to EchoStar Corporation’s 3.875% Convertible Senior Secured Notes due 2030, dated as of November 12, 2024, by and among the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as notes collateral agent
4.8	Pledge Agreement relating to EchoStar Corporation’s 3.875% Convertible Senior Secured Notes due 2030, dated as of November 12, 2024, by and among the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as notes collateral agent
4.9	Notes Purchase Agreement relating to EchoStar Corporation’s 10.750% Senior Spectrum Secured Notes due 2029, dated as of November 8, 2024, by and among EchoStar Corporation, the guarantors named therein and the purchasers named therein
4.10	Notes Purchase Agreement relating to EchoStar Corporation's 3.875% Convertible Senior Secured Notes due 2030, dated as of November 8, 2024, by and among EchoStar Corporation, the guarantors named therein and the purchasers named therein
4.11	Indenture relating to EchoStar Corporation’s 10.750% Senior Spectrum Secured Notes due 2029, dated as of November 12, 2024, by and among EchoStar Corporation, the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee and notes collateral agent
4.12	Security Agreement relating to EchoStar Corporation’s 10.750% Senior Spectrum Secured Notes due 2029, dated as of November 12, 2024, by and among the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as notes collateral agent
4.13	Pledge Agreement relating to EchoStar Corporation’s 10.750% Senior Spectrum Secured Notes due 2029, dated as of November 12, 2024, by and among the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as notes collateral agent
4.14	First Lien Intercreditor Agreement, dated as of November 12, 2024, by and among the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee and notes collateral agent
4.15	Form of Second Lien Intercreditor Agreement
5.1	Legal Opinion of White & Case LLP (New York)
5.2	Legal Opinion of Brownstein Hyatt Farber Schreck, LLP
5.3	Legal Opinion of White & Case LLP (UK)
23.1	Consent of White & Case LLP (New York) (included as part of Exhibit 5.1)
23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included as part of Exhibit 5.2)
23.3	Consent of White & Case LLP (UK) (included as part of Exhibit 5.3)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, in particular, statements about plans, objectives and strategies, growth opportunities in our industries and businesses, our expectations regarding future results, financial condition, liquidity and capital requirements, estimates regarding the impact of regulatory developments and legal proceedings, and other trends and projections. Forward-looking statements are not historical facts and may be identified by words such as “future,” “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “estimate,” “expect,” “predict,” “will,” “would,” “could,” “can,” “may,” and similar terms. These forward-looking statements are based on information available to us as of the date hereof and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. Accordingly, actual performance, events or results could differ materially from those expressed or implied in the forward-looking statements due to a number of factors. Additional information concerning these risk factors is contained in each of EchoStar’s and DISH’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in EchoStar’s and DISH’s subsequent Current Reports on Form 8-K, and other SEC filings. All cautionary statements made or referred to herein should be read as being applicable to all forward-looking statements wherever they appear. You should consider the risks and uncertainties described or referred to herein and should not place undue reliance on any forward-looking statements. The forward-looking statements speak only as of the date made. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Should one or more of the risks or uncertainties described herein or in any documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION

Date: November 13, 2024	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary, EchoStar Corporation